UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2005

                                 SONIC SOLUTIONS
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             (Exact name of registrant as specified in its charter)

          California                       23190                 93-0925818
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         organization)                                      Identification No.)


       101 Rowland Way, Suite 110 Novato, CA                 94945
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         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:        (415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 8, 2005, Sonic Solutions issued a press release announcing the results of its second quarter ended September 30, 2005. A copy of the press release, dated November 8, 2005, is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         c.  Exhibits

         The following exhibit is furnished with this Current Report on Form
8-K:

        Exhibit      Description

          99.1       Press Release of Sonic Solutions dated November 8, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                   SONIC SOLUTIONS

                   By: /s/    David C. Habiger
                     --------------------------------------------
                     Name:  David C. Habiger
                     Title: President and Chief Executive Officer
                            (Principal Executive Officer)



Date:  November 8, 2005